UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2021

 SELLAS Life Sciences Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square, Suite 2503 New York, NY 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 200-5278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, SELLAS Life Sciences Group, Inc. (the “Company”) entered into a Change in Control Severance Agreement (the “Cicic Severance Agreement”) with Dragan Cicic, M.D., which provides that if Mr. Cicic’s employment with the Company is terminated within one year following a Change in Control Event (as defined in the Company’s 2017 Stock Incentive Plan) by the Company without Cause (as defined in the Cicic Severance Agreement) or by Dr. Cicic for Good Reason (as defined in the Cicic Severance Agreement), subject to his execution of a separation agreement in a form to be provided by Company, he will be entitled to (i) payment of the Severance Payments (as defined in the Cicic Severance Agreement to include, among other things, twelve months of his then-current base salary and an amount equal to his target bonus for the year in which his employment terminates) for a period of twelve months after the Payment Commencement Date (as defined in the Cicic Severance Agreement), and (ii) provided Dr. Cicic elects to continue his and his eligible dependents’ participation in the Company’s medical and dental benefit plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”), reimbursement for the monthly premium to continue such coverage until the earlier of (x) the last calendar day of the twelve-month anniversary following the month in which the termination of employment occurs and (y) the end of the calendar month in which Dr. Cicic becomes eligible to receive group health plan coverage under another employee benefit plan. In addition, if within one year following a Change of Control (as defined in the Cicic Severance Agreement), Dr. Cicic’s employment with the Company is terminated by the Company without Cause or by Dr. Cicic for Good Reason, then the then-unvested portion of any equity awards held by Dr. Cicic shall immediately vest in full and become exercisable or free from forfeiture or repurchase, as applicable, as of the date of such termination. The foregoing is a summary description of the terms and conditions of the Cicic Severance Agreement and is qualified in its entirety by reference to the Cicic Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Change in Control Severance Agreement, dated December 14, 2021, between SELLAS Life Sciences Group, Inc and Dragan Cicic, M.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date:	December 16, 2021	By:		/s/ Barbara A. Wood
			Name:	Barbara A. Wood
			Title:	Executive Vice President, General Counsel and Corporate Secretary